Innovator Laddered Allocation Power Buffer ETF
Schedule of Investments
July 31, 2025 (Unaudited)

AFFILIATED EXCHANGE TRADED FUNDS - 99.9%	Shares	Value
Innovator U.S. Equity Power Buffer ETF - April (a)(b)(c)	1,593,074	$59,947,375
Innovator U.S. Equity Power Buffer ETF - August (a)(c)	1,496,398	61,756,345
Innovator U.S. Equity Power Buffer ETF - December (a)(c)	1,504,941	61,070,506
Innovator U.S. Equity Power Buffer ETF - February (a)(c)	1,583,523	61,060,647
Innovator U.S. Equity Power Buffer ETF - January (a)(c)	1,370,030	61,117,038
Innovator U.S. Equity Power Buffer ETF - July (a)(b)(c)	1,407,241	62,382,994
Innovator U.S. Equity Power Buffer ETF - June (a)(c)	1,533,194	61,608,335
Innovator U.S. Equity Power Buffer ETF - March (a)(c)	1,422,391	60,835,663
Innovator U.S. Equity Power Buffer ETF - May (a)(b)(c)	1,587,159	60,454,886
Innovator U.S. Equity Power Buffer ETF - November (a)(c)	1,522,678	60,976,097
Innovator U.S. Equity Power Buffer ETF - October (a)(c)	1,457,899	61,100,547
Innovator U.S. Equity Power Buffer ETF - September (a)(c)	1,471,819	61,154,079
TOTAL AFFILIATED EXCHANGE TRADED FUNDS (Cost $643,592,138)		733,464,512

SHORT-TERM INVESTMENTS - 0.4%		Value
Investments Purchased with Proceeds from Securities Lending - 0.4%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 4.58%(d)	3,198,350	3,198,350
TOTAL SHORT-TERM INVESTMENTS (Cost $3,198,350)		3,198,350

TOTAL INVESTMENTS - 100.3% (Cost $646,790,488)		736,662,862
Money Market Deposit Account - 0.2% (e)		1,205,807
Liabilities in Excess of Other Assets - (0.5)%		(3,211,816)
TOTAL NET ASSETS - 100.0%		$734,656,853
two		–%
Percentages are stated as a percent of net assets.		–%

LLC - Limited Liability Company

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of July 31, 2025. The fair value of these securities was $3,120,491.
(c)	Affiliated security as defined by the Investment Company Act of 1940.
(d)	The rate shown represents the 7-day annualized effective yield as of July 31, 2025.
(e)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of July 31, 2025 was 4.20%.

Summary of Fair Value Disclosure as of July 31, 2025 (Unaudited)

Innovator Laddered Allocation Power Buffer ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Exchange Traded Funds	$733,464,512	$–	$–	$733,464,512
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	3,198,350
Total Investments	$733,464,512	$–	$–	$736,662,862

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $3,198,350 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.

Allocation of Portfolio Holdings as of July 31, 2025 (% of Net Assets)

Affiliated Exchange Traded Funds	$733,464,512	99.9%
Investments Purchased with Proceeds from Securities Lending	3,198,350	0.4
Money Market Deposit Account	1,205,807	0.2
Liabilities in Excess of Other Assets	(3,211,816)	(0.5)
	$734,656,853	100.0%

Transactions with Affiliates

BUFF has the following transactions during the period ended July 31, 2025 with affiliated companies:
					Period Ended July 31, 2025

Security Name	Value as of November 1, 2024	Purchases	Sales	Value as of July 31, 2025	Share Balance	Dividend Income	Net Realized Gain (Loss) on Sale of Shares	Net Change in Unrealized Appreciation (Depreciation)
Innovator U.S. Equity Power Buffer ETF - January	$40,342,291	$22,823,846	$5,986,863	$61,117,038	1,370,030	$-	$1,425,450	$2,512,314
Innovator U.S. Equity Power Buffer ETF - February	40,276,143	23,017,234	5,798,863	61,060,647	1,583,523	-	1,293,607	2,272,526
Innovator U.S. Equity Power Buffer ETF - March	40,111,318	22,871,796	6,543,664	60,835,663	1,422,391	-	1,292,047	3,104,166
Innovator U.S. Equity Power Buffer ETF - April	39,997,046	23,263,354	5,824,987	59,947,375	1,593,074	-	1,271,168	1,240,794
Innovator U.S. Equity Power Buffer ETF - May	40,222,127	22,831,200	6,494,011	60,454,886	1,587,159	-	1,135,261	2,760,309
Innovator U.S. Equity Power Buffer ETF - June	40,109,672	22,941,008	5,976,124	61,608,335	1,533,194	-	1,084,522	3,449,257
Innovator U.S. Equity Power Buffer ETF - July	39,931,091	23,107,738	5,818,307	62,382,994	1,407,241	-	1,579,460	3,583,012
Innovator U.S. Equity Power Buffer ETF - August	39,953,058	22,835,352	5,809,374	61,756,345	1,496,398	-	1,427,268	3,350,041
Innovator U.S. Equity Power Buffer ETF - September	39,959,973	22,776,469	5,805,142	61,154,079	1,471,819	-	1,458,679	2,764,100
Innovator U.S. Equity Power Buffer ETF - October	39,841,715	22,915,612	5,801,853	61,100,547	1,457,899	-	1,486,675	2,658,398
Innovator U.S. Equity Power Buffer ETF - November	40,485,708	22,946,808	6,362,820	60,976,097	1,522,678	-	1,172,302	2,734,099
Innovator U.S. Equity Power Buffer ETF - December	40,513,758	23,335,714	5,752,878	61,070,506	1,504,941	-	1,219,217	1,754,695
Total				$733,464,512			$15,845,656	$32,183,711